UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549



                               Form 8-K



                            CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 7, 1996
                                                 ---------------
                                                  (June 7, 1996)





                              Bradlees, Inc.

          (Exact Name of Registrant As Specified In Its Charter)





                             Massachusetts

             (State or Other Jurisdiction of Incorporation)



        1-11134                               04-3156108

(Commission file Number)         (I.R.S. Employer Identification Number)





     One Bradlees Circle, Braintree, Massachusetts           02184

     (Address of principal executive offices)               (Zip Code)



                                (617) 380-3000

             (Registrant's telephone number, including area code)



                               Not Applicable

       (Former name or former address, if changed since last report)





                         Exhibit Index on Page 4

                      Page 1 of 7 (Including Exhibit)

ITEM 5:  OTHER EVENTS



     Beginning on June 7, 1996, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers summaries of its unaudited financial results for the thirteen weeks (first quarter) ended May 4, 1996, including a comparison to the Company's fiscal 1996 summary financial plan for the year ending February 1, 1997 (the "Plan"). The quarterly performance against Plan (the "Plan Performance Information") is attached hereto as Exhibit 20.



     Effective October 28, 1995, the Company completed the conversion of its financial systems and changed its quarterly financial reporting calendar to conform to the common retail presentation of 13 week ("4-5-4") quarters. Last year's amounts for the first quarter were restated accordingly.



     Total sales for the first quarter were $52.9 million below Plan, primarily due to difficulties in promptly offsetting sales losses from discontinued merchandise categories, unfavorable weather conditions and management's decision to extend the duration of the store closing sales. EBITDA (as defined in Exhibit 20) for the same period was $2.6 million below Plan primarily due to the lower sales and associated gross margin shortfall. Gross margin was $7.6 million below Plan, however the gross margin rate was 2.1% higher than Plan due primarily to a higher-than-planned overall initial markup and merchandise allowances, partially offset by higher-than-planned markdowns. The increase in markup is a function of the move toward higher-quality, higher-margin apparel and home decor. Selling, general, administrative and distribution ("SG&A") expenses were $4.0 million below Plan for the quarter. Store, logistics, advertising and home office expenses were all below Plan.



     As of May 4, 1996, unrestricted cash and cash equivalents were $1.9 million above Plan, due primarily to the early receipt of a federal income tax refund and lower-than-planned accounts receivable and capital spending, partially offset by higher-than-planned inventory and restricted cash and lower-than-planned accounts payable and accrued expenses. The federal income tax refund received of $24.5 million is included in "Changes in Working Capital" in the cash flow summary. Inventory at May 4,1996 was $12.4 million above Plan due primarily to the sales shortfall and the extended duration of the store closing sales. Accounts payable was $6.7 million below Plan due to a curtailment in purchases in March and April in response to the lower-than-planned sales. There have been no borrowings in fiscal 1996, exclusive of outstanding letters of credit, under the Company's DIP facility.



     The Company is distributing the Plan Performance Information to its banks and other credit providers to facilitate their credit analyses. The Plan Performance Information should not be relied upon for any other purpose and
            -----------------------------------------------
should be read in conjunction with the Company's Form 8-K dated March 29, 1996, Form 10-Q for the first quarter ended May 4, 1996 and Form 10-K for the fiscal year ended February 3, 1996 (fiscal 1995). The Plan Performance Information is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan Performance Information, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures and updates at any time. The Plan Performance Information was not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the Plan Performance Information to reflect subsequent events or developments. The Plan Performance Information is subject to future adjustments, if any, that could materially affect such information.



Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS



         Exhibit  20       Plan Performance Information

                          INDEX TO EXHIBITS









Exhibit No.                   Exhibit                     Page No.

   20                Plan Performance Information            6

                               BRADLEES, INC.

                              AND SUBSIDIARIES



                                 SIGNATURES







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                         BRADLEES, INC.





Date:  June 6, 1996                      By  /s/ MARK A. COHEN
                                        -------------------------------

                                         Mark A. Cohen
                                         Chairman and
                                         Chief Executive Officer







Date:  June 6, 1996                      By  /s/ PETER THORNER
                                        -------------------------------

                                         Peter Thorner
                                         President, Director,
                                         Chief Operating Officer and
                                         Acting Chief Financial Officer







Date:  June 6, 1996                      By  /s/ CORNELIUS F. MOSES III
                                        -------------------------------

                                         Cornelius F. Moses III
                                         Senior Vice President, Finance

                Exhibit 20
                Page 1 of 2





                          BRADLEES, INC.

                  FIRST QUARTER RESULTS VS. PLAN

                           (Unaudited)

                          (In Millions)



                                             First Quarter 1996

                                      -------------------------------

                                         Actual    Plan     Last Year

                                      -------------------------------

INCOME SUMMARY:

  Owned Sales                            $335.6    $387.3      $377.4
  Food Service Sales                        2.1       1.9         2.2
  Leased Department Sales                  12.2      13.6        12.8
                                         ------    -------    -------

  Total Sales                             349.9     402.8       392.4

  Gross Margin $                          102.5     110.1        99.5

  Gross Margin % (based on owned sales)    30.5%     28.4%       26.4%


  SG&A Expenses                          (137.9)   (141.9)     (134.7)

  Cash Impact from Restructuring           (2.6)     (3.9)          -

  Other Income                              2.7       3.0         3.4
                                       ------------------------------

  EBITDA                                  (35.3)    (32.7)      (31.8)

                                       ------------------------------

  Add back Cash Impact from Restructuring   2.6       3.9           -

  Depreciation & Amortization             (11.0)    (10.6)      (13.3)

  Interest Expense                         (2.5)     (2.3)       (9.8)

  Reorganization Items                     (7.5)     (6.4)          -

  Income Tax Benefit                          -         -        22.5
                                        ------------------------------

  Net Loss                               ($53.7)   ($48.1)     ($32.4)
                                       ===============================


BALANCE SHEET SUMMARY:                     Balance at End of Period
                                       ------------------------------

  Unrestricted Cash and Cash Equivalents   $4.9      $3.0        $3.2
  Restricted Cash and Cash Equivalents      7.2       1.2           -

  Inventories                             300.4     288.0       357.3

  Other Current Assets                     29.1      66.0        42.9
                                       ------------------------------

   Total Current Assets                   341.6     358.2       403.4

  Net Fixed Assets                        193.7     211.3       281.2

  Long Term Assets                        193.3     188.3       254.2
                                       ------------------------------

   Total Assets                          $728.6    $757.8      $938.8
                                       ===============================

  Accounts Payable                       $137.3    $144.0      $240.6

  Short-Term Debt (Revolver)                  -         -        93.0

  Other Current Liabilities                62.8      77.5        62.6
                                       ------------------------------

   Total Current Liabilities              200.1     221.5       396.2

  Long-Term Debt                              -         -       230.1

  Other Long-Term Liabilities              87.7      90.6       182.8


  Liabilities Subject to Settlement       539.4     538.8           -


  Paid-In-Capital                         136.9     136.8       136.5

  Accumulated Deficit                    (235.5)   (229.9)       (6.8)
                                        -----------------------------

  Total Stockholders'Equity (Deficiency)  (98.6)    (93.1)      129.7
                                        -----------------------------

    Total Liabilities and Stockholders'
                  Equity (Deficiency)    $728.6    $757.8      $938.8
                                        =============================


NOTE: EBITDA is earnings (loss) before interest expense, income taxes, non-cash restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EBITDA.

                Exhibit 20
                Page 2 0f 2





                          BRADLEES, INC.

                  FIRST QUARTER RESULTS VS. PLAN

                           (Unaudited)

                          (In Millions)



                                                     First Quarter 1996
                                                     ------------------
                                                      Actual     Plan
                                                     ------------------

CASH FLOW SUMMARY:

  Beginning Unrestricted Cash & Cash Equivalents     $63.0       $63.0

  Cash Provided by (Used in) Operations:

    Net Loss                                         (53.7)      (48.1)
    Depreciation & Amortization                       11.0        10.6
    Other                                              0.6         0.4

  Changes in Working Capital:

    Inventory Increase                               (18.1)       (5.7)
    Accounts Payable Decrease                        (11.6)       (4.9)
    All Other                                         25.5         1.8
                                                 -----------------------

  Net Cash Used in Operations                        (46.3)      (45.9)

  Capital Spending                                    (3.9)      (12.5)

  Increase in Restricted Cash and Cash Equivalents    (6.0)          -


 Other:
  Payments of Capital Leases & Other                  (0.7)       (0.7)
  Payments of Liabilities Subject to Settlement       (0.9)       (0.9)
  Deferred Financing Costs                            (0.3)          -
                                                 -----------------------
  Total Other                                         (1.9)       (1.6)
                                                 -----------------------

Decrease in Unrestricted Cash and Cash Equivalents   (58.1)      (60.0)
                                                 -----------------------



  Ending Unrestricted Cash and Cash Equivalents       $4.9        $3.0
                                                 =======================